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                                                                    EXHIBIT 23




                                  LEAPNET, INC.




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K of our report dated March 13, 2000 included in Registration Statement File No. 333-31470.



       ARTHUR ANDERSEN LLP


       Chicago, Illinois
       March 13, 2000